                                                              Exhibit 10.15(b)


                             PAPEREXCHANGE.COM, INC.

                           2000 EQUITY INCENTIVE PLAN

                             STOCK OPTION AGREEMENT
                                OPTION NO: _____

      THIS AGREEMENT dated as of _________________ ___, 2000, between PaperExchange.com, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and the individual identified below, residing at the address there set out (the "Optionee").

      1. Grant of Option. Pursuant and subject to the Company's 2000 Equity Incentive Plan as attached hereto (the "Plan"), the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of ________________ shares (the "Optioned Shares") of the common stock, par value $.001 per share, in the Company (the "Stock"), at a price, of $ ______________ per share. This Option is granted(1) as of _______________ ___,
20__ (the "Grant Date").

      2. Character of Option. This Option ____________ (2) to be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

      3. Duration of Option. This Option shall expire at 5:00 p.m. on the earlier of

            (a) the seventh(3) anniversary of the Grant Date, and

            (b) the applicable date below, determined based on the circumstances in which the Optionee's employment or other association with the Company and its Affiliates ends (the Optionee's "Termination of Service"):

                  (i) the date of the Optionee's Termination of Service, if by the Company or an Affiliate for cause;

                  (ii) the first anniversary of the Optionee's Termination of Service, if on account of death or, with the consent of the Company,

----------

      (1) Replacement options will include the following text: "in replacement of an option (the "Replaced Option") previously granted by PaperExchange.com, LLC, the Company's predecessor, under the PaperExchange.com, LLC 1998 Equity Option Plan (the "Prior Plan"),". The term "Grant Date" is used to establish the initial exercise dates, and accordingly for replacement options the date entered should be the Grant Date of the replaced option.

      (2) Insert "is" or "is not". All replacement options will be "is not".


      (3) Replacement options will expire on the fifth anniversary, rather than seventh anniversary, to avoid any extension of the options they are intended to replace. Such an extension may have adverse accounting effects.

      permanent and total disability (within the meaning of Section 22(e)(3) of the Code); and

                  (iii) the 90th day after the Optionee's Termination of Service, in any other circumstances.

      4. Exercise of Option. Until its expiration and subject to the remainder of this Section, this Option may be exercised, in the manner specified in
Section 7.1(f) of the Plan, in those installments of Optioned Shares identified in the table below, in full or in part, from and after the initial exercise date set opposite each such installment:

              Number of
        Shares in Installment               Initial Exercise Date
        ---------------------               ---------------------

        One-quarter of the           First anniversary of Grant Date
        Optioned Shares

        1/36th of the remaining      Cumulatively, on the first day of each
        three-quarters of the        month to begin after the first anniversary
        Optioned Shares              of the Grant Date

In the event of the Optionee's Termination of Service by the Company or an Affiliate other than for cause within twelve (12) months after a change in control, on such Termination and for the period thereafter the Option remains exercisable, the Option shall be exercisable to the same extent as it would have been exercisable had the Optionee remained employed by the Company and its Affiliates until the first anniversary of the Optionee's Termination of Service (that is, one additional year's vesting shall be allowed). For this purpose "change of control" means any transaction, or the initial transaction in a series of related transactions, occuring after the date hereof if immediately after such transaction or series more than 50% of the Company's equity securities have ceased to be owned, directly or indirectly, by persons which beneficially owned the Company's equity securities, directly or indirectly, immediately prior to such transaction or series.

         Notwithstanding anything contained herein to the contrary, if this Option does not otherwise terminate immediately upon the Optionee's Termination of Service, after such Termination of Service this Option shall, until its expiration, be exercisable only to the extent exercisable immediately prior to such Termination. Futhermore, this Option shall in no event be exercisable for a fractional share, with an fractional share being carried forward to future installments until a whole share results. Finally, this Option may not be exercised to any extent unless and until the Optionee has become a party to, and then only while the Optionee remains bound by the provisions of, the Stockholders' Agreement.

      5. Transfer of Options. This Option may not be transferred except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, may be exercised only by the Optionee.

      6. Incorporation of Plan Terms. This Option is granted subject to all of the applicable terms and provisions of the Plan, including but not limited to the limitations on the Company's obligation to deliver Optioned Shares upon exercise set forth in Section 9 (Settlement of Awards).

      7.(4) Relationship to Replaced Option; Optionee's Acknowledgement. The Prior Plan provided that the Optionee would be entitled to exercise the Replaced Option in full if the conversion of the Company from a limited liability company into a corporation constituted a reorganization and the Company did not offer the Optionee an option which substantially preserves the rights and benefits of the Replaced Option. The Optionee acknowledges and agrees this Option does substantially preserve the rights and benefits of the Replaced Option. The Optionee accepts this Option in complete substitution and replacement for the Replaced Option and all of his or her rights under the Replaced Option and the Prior Plan, and further agrees upon request of the Company to surrender all copies of the Replaced Option.

      8. Miscellaneous. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof and shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian, or other legal representative of the Optionee. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Capitalized terms used but not defined herein shall have the meaning assigned under the Plan.

                 REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

----------

      (4)   Included only in replacement options.

      IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

PAPEREXCHANGE.COM, INC.


By:   ___________________________    ___________________________________________
Title:___________________________    Signature of Optionee

                                     ___________________________________________
                                     Name of Optionee

                                     Optionee's Address:

                                     ___________________________________________

                                     ___________________________________________

                                     ___________________________________________

                                     Telecopier:________________________________

HEADCOUNTS AS OF 2/29/00:
-------------------------

           DEPARTMENT                        Employee
---------------------------------            ------------------------------
ADMIN                                        Kent Dolby                                1
ADMIN                                        Andrea Wald                               2
ADMIN                                        Duane DeSisto                             3
ADMIN                                        Flannery Conlin                           4
ADMIN                                        Jon Levine                                5
ADMIN                                        Steve Korotsky                            6
OPERATIONS                                   Aimee Orkin                               7
OPERATIONS                                   Alexis Beckman                            8
OPERATIONS                                   Allison Hoyt                              9
OPERATIONS                                   Chris Todd                               10
OPERATIONS                                   Dominique Phanthachith                   11
OPERATIONS                                   Marcel Oesman                            12
OPERATIONS                                   Robert Lang                              13

MARKETING                                    Carol Fusaro                              1
MARKETING                                    Julie Decedue                             2
MARKETING                                    Kyla Heimert                              3
MARKETING                                    Miriam Menasha                            4
MARKETING                                    Nancy Tefft-Potter                        5
MARKETING                                    Paula Quate                               6
MARKETING                                    Ray Funderburk                            7
MARKETING                                    Steven Finder                             8
MARKETING                                    Wendy Ward                                9
SALES                                        Bob Lehmann                              10
SALES                                        Brock Richards                           11
SALES                                        Cash Cappel                              12
SALES                                        Cindy Bellefuile                         13
SALES                                        Colin Carroll                            14
SALES                                        Dale Nolden                              15
SALES                                        Dan Bormolini                            16
SALES                                        Jay Chiongbian                           17
SALES                                        Joe Derrico                              18
SALES                                        Kevin Preblud                            19
SALES                                        Mark Crowson                             20
SALES                                        Michael Gozon                            21
SALES                                        Mike Cannon                              22
SALES                                        Perry Galloway                           23
SALES                                        Richard Dow                              24
SALES                                        Rob Eskew                                25
SALES                                        Rob Harlow                               26
SALES                                        Robert Fuchs                             27
SALES                                        Steve Holloway                           28
PRODDEV                                      Robert Brenner                           29

WEBDEV                                       Alex Nadel                                1
WEBDEV                                       Alison Mcguire                            2
WEBDEV                                       Allison Awe                               3
WEBDEV                                       Amir Khan                                 4
WEBDEV                                       Bob Brown                                 5
WEBDEV                                       Carl Katzeff                              6
WEBDEV                                       Cedric Mollet                             7
WEBDEV                                       Chris Teague                              8
WEBDEV                                       Christina Luce                            9
WEBDEV                                       Dean Newport                             10
WEBDEV                                       Deanna Arrigo                            11
WEBDEV                                       Joanne Bartley                           12
WEBDEV                                       Joe Fitzgerald                           13
WEBDEV                                       John Rice                                14
WEBDEV                                       Laura Konet                              15
WEBDEV                                       M Currier                                16
WEBDEV                                       M Victor                                 17
WEBDEV                                       Nicos Makrinitos                         18
WEBDEV                                       Howard Kaplan                            19
WEBDEV                                       Mark Rusch                               20
WEBDEV                                       Martin Rempel                            21
WEBDEV                                       Matt Gill                                22

BUSSINESS DEV                                Kevin Ward                                1
BUSSINESS DEV                                Lekshmi Venu                              2
BUSSINESS DEV                                Rod Parsley                               3
BUSSINESS DEV                                Ruby Kam                                  4
BUSSINESS DEV                                Seth Preus                                5


NOT EMPLOYEES:
--------------

BUSSINESS DEV                                Alex Shivananda
SALES                                        Antony Thor
SALES                                        Rodney Farkas

STARTED 3/6/00:
---------------

ADMIN                                        Amanda Wu
WEBDEV                                       Dante DeMichaelis

SCHEDULE OF OPTIONS GRANTED UNDER THE 2000 EQUITY INCENTIVE PLAN

Employee                                  Options  Vesting Start
                                          Granted  Date
------------------------------------------------------------------

Carl Katzeff                              225,000     5/1/98
Rod Parsley                               900,000     5/1/98
Laura Konet                                45,000     6/1/98
Rob Harlow                                 19,500     7/20/98
Pat Theut                                  31,500     8/12/98
Joe Derrico                                36,000     9/1/98
Mark Crowson                              126,000     9/1/98
Dale Nolden                               126,000    10/16/98
Seth Preus                                 36,000    11/15/98
Alex Nadel                                 12,000     2/1/99
Allison Hoyt                                3,750     2/1/99
Dominique Phanthachith                      3,750     2/22/99
Ruby Kam                                   60,000     3/15/99
Chris Todd                                 60,000     3/22/99
Stacey Erikson                              7,500     3/26/99
Christina Luce                             18,000     4/12/99
Lekshmi Venu                               36,000     4/19/99
Aimee Clark                                     0     4/27/99
Alexis Beckman                              6,000     4/27/99
Carl Katzeff                               75,000     5/1/99
Laura Konet                                60,000     5/1/99
Ray Funderburk                             66,000     5/1/99
Nancy Tefft-Potter                          7,500     5/4/99
Paula Quate                                 3,750     5/4/99
Cindy Bellefuile                           18,000     5/10/99
Dean Newport                               60,000     5/10/99
Richard Dow                                18,000     5/17/99
Bob Lehmann                                18,000     6/1/99
Kyla Heimert                               12,000     6/1/99
Dan Bormolini                              18,000     6/14/99
Mike Cannon                                18,000     6/14/99
Bob Brown                                  12,000     6/16/99
Marcel Oesman                               3,000     6/21/99
Kevin Ward                                 60,000     7/15/99
Wendy Ward                                 60,000     7/15/99
Rob Harlow                                  4,500     7/20/99
Chris Teague                               12,000     7/26/99
Colin Carroll                              36,000     8/2/99
Steven Finder                               7,500     8/5/99
Antony Thor                                30,000     8/10/99
Flannery Conlin                             1,500     9/7/99
Alex Shivananda                            60,000     9/10/99
Amir Khan                                  12,000     9/15/99
Joe Fitzgerald                             66,000     10/1/99
Jon Levine                                 10,000     10/4/99
Joanne Bartley                              6,000    10/11/99
Cash Cappel                                30,000    10/15/99
Michael Gozon                              30,000    10/15/99
Robert Lang                                15,000    10/15/99
Duane DeSisto                             100,000    10/18/99
Colin Carroll                              10,000    10/25/99
Cedric Mollet                              10,000     11/1/99
Robert Fuchs                               10,000     11/1/99
Brock Richards                             10,000     11/8/99
Kevin Preblud                              52,500     11/8/99
Rob Eskew                                  10,000     11/8/99
Perry Galloway                             12,000    11/15/99
                              --------------------
Steve Holloway                             10,000    11/29/99
Alexis Beckman                              1,500    12/15/99
Cash Cappel                                10,000    12/15/99
Dominique Phanthachith                      1,250    12/15/99
Lekshmi Venu                                3,000    12/15/99
Michael Gozon                              16,000    12/15/99
M Currier                                   7,000    12/20/99
M Victor                                   25,000    12/20/99
                              --------------------
Duane Desisto                              30,000     1/31/00
Seth Preus                                  2,000    11/15/99
Nicos Makrinitos                           12,000     1/17/00
John Rice                                   7,000     2/7/00
Deanna Arrigo                               8,000     1/10/00
Allison Awe                                 8,000     1/10/00
Bob Brenner                               200,000     1/24/00
Miriam Menasha                              3,000     1/5/00
Alison Mcguire                              6,000     1/6/00
Julie Decedue                               6,000     2/7/00
Aimee Orkin                                 3,000     2/8/00
Steve Korotsky                             25,000     1/17/00
Stacey Eriickson                                      1/28/00
Rodney Farkas                               6,000     2/1/00
Carol Fusaro                               10,000     2/14/00
Matt Gill                                   7,000     2/22/00
Mark Rusch                                 10,000     2/22/00
Martin Rempel                              35,000     2/28/00
Jay Chiongbian                             10,000     2/28/00
Howard Kaplan                               7,000     2/28/00
Andrea Wald                                 2,000     3/1/00
Ellen Viveiros                             10,000     3/6/00
Dante DeMichaelis                          25,000     3/6/00
Amanda Wu                                   3,000     3/6/00
Brijesh Anand                             140,000     3/6/00
Jeffrey Barager                            50,000     3/6/00
Scott Baxter                               50,000     3/6/00
Chris Pixler                               50,000     3/6/00

PAPER EXCHANGE.COM
APIC - DEFERRED COMP: CHEAP STOCK & OPTIONS
DECEMBER 31, 1999

                                                A               B             C          (C-B) * A

     Grant                                                   Strike                       Deferred
     Date               Employee             Options          Price          FMV           Comp.
------------------------------------------------------------------------------------------------------------

   06/01/99     Bob Lehmann                       18,000           $0.20       $0.89            $12,360
   06/01/99     Kyla Heimert                      12,000           $0.20       $0.89             $8,240
   06/14/99     Dan Bormolini                     18,000           $0.20       $0.89            $12,360
   06/14/99     Mike Cannon                       18,000           $0.20       $0.89            $12,360
   06/16/99     Bob Brown                         12,000           $0.20       $0.89             $8,240
   07/15/99     Kevin Ward                        60,000           $0.20       $0.89            $41,200
   07/15/99     Wendy Ward                        60,000           $0.20       $0.89            $41,200
   12/20/99     Kent Dolby                     1,767,020           $2.38       $3.34        $ 1,696,339
                                          --------------------------------------------------------------

                Totals                         1,965,020                                    $ 1,832,299
                                          ===============

Less: 1999 Amortization                                                                          15,793
                                                                                     -------------------

                                                                                            $ 1,816,506
                                                                                     ===================

   Amortization
       1999              2000             2001             2002             2003                Balance
---------------------------------------------------------------------------------------         ------------

     2,060            4,120            4,120            2,060                                             -
     1,373            2,747            2,747            1,373                                             -
     2,060            4,120            4,120            2,060                                             -
     2,060            4,120            4,120            2,060                                             -
     1,373            2,747            2,747            1,373                                             -
     3,433           13,733           13,733           10,300                                             -
     3,433           13,733           13,733           10,300                                             -
                    212,042          530,106          530,106          424,085                            -
-------------------------------------------------------------------------------

    15,793          257,362          575,426          559,633          424,085
